Exhibit 8.1

ABB GROUP COMPANIES (CONSOLIDATED) BY COUNTRY AS PER MARCH 31, 2004

Country Company	ABB Interest %	Share Capital in 1000	Curr- ency

ALGERIA
ABB Electrical Service Company Spa, Hydra	60.00	108000	DZD
SpA ABB Lummus Global Algeria, Hydra	100.00	21000	DZD
SARPI - Société Algérienne pour la réalisation de projets industriels, Alger	50.00	420282	DZD

ANGOLA
ABB Electrica SGPS, Lda., Luanda	100.00	200	USD
EAM - Empresa Angolana de Metalomecânica SARL, Luanda	100.00	200	USD

ARGENTINA
ABB S.A., Buenos Aires	100.00	10510	ARS
Modulec S.A., San Luis	100.00	800	ARS
ABB Vetco Gray Argentina S.A., Pcia. de Buenos Aires	100.00	3	ARS

ARUBA (NL)
ABB Import & Export Services Ltd., Oranjestad/Aruba (NA)	100.00	10005	USD

AUSTRALIA
ABB Australia Pty Limited, Sydney	100.00	122436	AUD
Babcock Australia Pty Limited, Sydney, NSW	100.00	2500	AUD
ABB Group Investment Management Pty. Ltd., Sydney	100.00	9110	AUD
ABB Group Holdings Pty. Ltd., Sydney	100.00	316200	AUD
ABB Administrative Services Pty. Ltd., Regents Park, NSW	100.00	9973	AUD
ABB Group Investment LLP, Sydney	100.00	146232	AUD
ABB Financial Services Australia Limited, Sydney	100.00	3000	AUD
ABB Vetco Gray Australia Pty Ltd., Melbourne, VIC	100.00	383	AUD

AUSTRIA
ABB Montage GmbH, Innsbruck	100.00	42	EUR

BAHRAIN
ABB Automation E.C., Bahrain	100.00	500	USD

BELGIUM
Asea Brown Boveri Europe Ltd., Brussels	100.00	2500	BEF
S.A. Helvimo N.V., Brussels	99.00	62400	BEF
Asea Brown Boveri Jumet S.A., Jumet	100.00	1487	EUR
Sirius Belgium Reassurances S.A., Liege	100.00	1246	EUR

BOLIVIA
Asea Brown Boveri Ltda., La Paz-Bolivia	100.00	98	USD

BOTSWANA
ABB (Pty) Ltd., Gaborone	100.00	541	BWP

BRAZIL
ABB Ltda., Osasco	100.00	506026	BRL
ABB aleo e Gás Ltda, Osasco	100.00	28100	BRL
ABB aleo e Gás Manutenç¦o e Modifacaç¦o Ltd., Macaé	100.00	5000	BRL
ABB ParticipaçSes Ltda., Osasco	100.00	189566	BRL
Termobahia II Ltda., Bahia	100.00	3	BRL

BULGARIA
ABB Bulgaria EOOD, Sofia	100.00	10	BGL
ABB Avangard AD, Sevlievo	88.10	111	BGL
ABB Control EOOD, Petrich	100.00	34	BGL

CAMEROON
Asea Brown Boveri S.A., Douala	100.00	30000	XAF

CANADA
ABB Inc., St. Laurent, Quebec	100.00	247157	CAD
ABB Bomem Inc., Quebec	100.00	18219	CAD
Combustion Engineering Technology Investment Corp., St.Laurent, Quebec	100.00	27285	CAD
ABB International Projects Inc., St.Laurent, QC	100.00	100	CDN
ABB Offshore Systems Canada Inc., Nisku	100.00		CDN
ABB Vetco Gray Canada Inc., Edmonton, Alberta	100.00	0	CAD

CHILE
Asea Brown Boveri S.A., Santiago	100.00	2959294	CLP

CHINA
ABB (China) Ltd., Beijing	100.00	120000	USD
ABB Engineering (Shanghai) Ltd., Shanghai	100.00	4000	USD
ABB Bailey Beijing Controls Co. Ltd., Beijing	51.00	1796	USD
ABB Chongqing Transformer Company Ltd., Chongqing City	62.20	48647	USD
ABB Distribution Transformer (Hefei) Limited, Anhui	100.00	8000	USD
ABB Xiamen Switchgear Co. Ltd., Xiamen	66.20	5000	USD
ABB (China) Engineering Co. Ltd. Xiamen	100.00	2100	USD
ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen	51.00	3000	USD
ABB Holding Ltd., Hong Kong	100.00	27887	HKD
ABB Beijing Drive Systems Co. Ltd., Beijing	90.00	5000	USD
ABB LV Installation Materials Co. Ltd., Beijing	85.70	17100	USD
ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui (Guangdong)	60.00	6200	USD
ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen	94.00	6200	USD
ABB Shanghai Motors Co. Ltd., Shanghai	75.00	11216	USD
ABB Shanghai Transformer Co. Ltd., Shanghai	51.00	7000	USD
ABB High Voltage Switchgear Co. Ltd., Beijing	60.00	11400	USD
ABB Hefei Transformer Co. Ltd., Hefei	85.83	21000	USD
ABB Xi’an Power Capacitor Company Limited, Xi’an	51.00	4500	USD
Vetco Gray Petroleum Equipment (Shanghai) Co. Ltd., Shanghai	60.00	1800	USD
ABB Xiamen Electrical Controlgear Co. Ltd., Fujian Province	80.00	4300	USD
ABB Zhongshan Transformer Company Ltd., Zhongshan City	51.00	15000	USD

COLOMBIA
Asea Brown Boveri Ltda., Bogotá	99.99	485477	COP

COTE D’IVOIRE/IVORY COAST
ABB Technology SA, Abidjan	99.00	178540	XOF

CROATIA
ABB Ltd., Zagreb	100.00	2730	HRK

CZECH REPUBLIC
Entrelec Ceska Sro, Brno	100.00	8250	CZK
ABB s.r.o., Prague	100.00	100100	CZK

DENMARK
ABB A/S, Skovlunde	100.00	241000	DKK
ABB Offshore Danmark A/S, Kolding	100.00	350	DKK

ECUADOR
Asea Brown Boveri S.A., Quito	96.87	325	USD

EGYPT
Asea Brown Boveri S.A.E., Cairo	100.00	20040	EGP
ABB Arab Contractors for Construction, Heliopolis	65.00	5000	EGP
ABB Arab S.A.E., Cairo	80.00	40000	EGP
ABB Automation S.A.E., Heliopolis	100.00	17000	EGP
ABB Group Process Center S.A.E., Cairo	100.00	250	EGP
ABB High Voltage Co. S.A.E., Heliopolis/Cairo	100.00	5000	EGP
ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City	80.00	5000	EGP
ABB Petroleum Technology, Cairo	100.00	500	USD
ABB SUSA Egypt, Maadi	100.00	50	EGP
ABB Turbochargers S.A.E., Suez	100.00	100	EGP
ABB Transformers S.A.E., El-Nozha El-Gedida	65.00	30000	EGP

EL SALVADOR
ABB S.A. de CV, San Salvador	100.00	30	SVC

FINLAND
ABB Credit Oy, Helsinki	100.00	1682	EUR
ABB Current Oy, Helsinki	100.00	58866	EUR
ABB East Ventures Oy, Helsinki	100.00	8412	EUR
Kiinteistö Oy Bölenraitti 10, Helsinki	100.00	25	EUR
ABB Sähkörinne Kiinteistö Oy, Helsinki	100.00	1348	EUR

FRANCE
ABB S.A., Paris La Défense	100.00	38921	EUR
ABB Automation SAS, Massy	100.00	8789	EUR
ABB Business Services, Paris la Défense	100.00	40	EUR
Cogelub, Persan	50.95	510	FRF
L’Ebenoid, Villeurbanne	100.00	1000	EUR
Helita, Persan	93.06	320	EUR
ABB Entrelec SAS, Villeurbanne	100.00	25000	EUR
Soule Materiel Electrique, Bagnères de Bigorre	93.06	13625	EUR
Soule Finance Developpement, Bagnères de Bigorre	99.60	8923	EUR
Soule Protection Surtensions, Lyon	93.06	3851	EUR
ABB Full Maintenance SAS, Persan	100.00	40	EUR
ABB Instrumentation, Massy	100.00	668	EUR
ABB Lummus Global SarL., Paris La Défense	100.00	200	EUR
ABB Process Industrie, Aix les Bains	100.00	3466	EUR
Striebel & John France S.A.R.L., Wesserling	51.00	686	EUR
ABB ITI, Nanterre Cedex	100.00	1380	EUR
ABB Spie Tableaux, Geispolsheim-Gare	75.00	1641	EUR
ABB Vetco Gray France S.A.R.L, Pau	100.00	1000	FFR

GERMANY
ABB Automatisierungsanlagen Cottbus GmbH, Cottbus	100.00	12000	DEM
ABB Airport Technologies GmbH, Mannheim	100.00	5700	DEM
ABB AG, Mannheim	100.00	167500	EUR
ABB Automation Products GmbH, Eschborn	100.00	20750	DEM
ABB Asset Finance GmbH, Mannheim	100.00	100	DEM
ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH, Sasbach	75.50	511	EUR
ABB Schaltanlagentechnik GmbH, Ladenburg	100.00	1500	EUR
ABB Automation Beteiligungs GmbH, Mannheim	100.00	37800	DEM
Busch-Jaeger Elektro GmbH, Mannheim/Lüdenscheid	100.00	3000	DEM
ABB Bauprojektmanagement GmbH, Mannheim	100.00	50	EUR
ABB Beteiligungen GmbH, Mannheim	100.00	125	EUR
ABB Beteiligungs- und Verwaltungsges. GmbH, Mannheim	100.00	120000	DEM

ABB Calor Emag Hochspannung GmbH, Hanau	100.00	100	EUR
ABB Calor Emag Mittelspannung GmbH, Ratingen	100.00	28751	DEM
EDR Energiedienstleistungsges. Ratingen GmbH, Freiburg	100.00	50	DEM
ABB Finanzierungs- und Verwaltungs GmbH, Mannheim	100.00	50	EUR
ABB Fläkt GmbH, Butzbach	100.00	51292	DEM
ABB Grundbesitz GmbH, Mannheim	100.00	10000	DEM
ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Berlin	100.00		DEM
ABB Group Services Center GmbH, Mannheim	100.00	2560	DEM
ABB Gebäudetechnik AG, Mannheim	100.00	12315	DEM
ABB Grundbesitz-Verwaltung-GmbH, Mannheim	100.00	50	DEM
Hartmann & Braun GmbH & Co. KG, Eschborn	100.00	6080	DEM
ABB Isolrohr GmbH, Fulda	100.00	5000	DEM
JLEC Power Ventures GmbH, Mannheim	100.00	50	DEM
Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Heidelberg	100.00	50	DEM
ABB Logistics Center Europe GmbH, Menden	100.00	50	DEM
Asea Brown Boveri AG & Co. Leasing KG, Mannheim	100.00	2	DEM
ABB Robotics GmbH, Friedberg	100.00	7200	DEM
ABB Patent GmbH, Mannheim	100.00	50	DEM
ABB Process Industries GmbH, Eschborn	100.00	18870	EUR
Pucaro Elektro-Isolierstoffe GmbH, Roigheim	100.00	4500	DEM
ABB Service GmbH, Bobingen	100.00	50	DEM
Sirius Rückversicherungsservice GmbH, Hamburg	100.00	51	EUR
ABB Stotz-Kontakt GmbH, Mannheim	100.00	7500	EUR
Striebel & John GmbH & Co. KG, Sasbach-Obersasbach	51.00	2000	DEM
Striebel Vermögensverwaltungs-GmbH, Sasbach-Obersasbach	51.00	50	DEM
ABB Training Center Berlin GmbH, Berlin	100.00	18000	DEM
ABB Training Center Rhein-Neckar GmbH, Mannheim	100.00	50	DEM
ABB Technologie GmbH, Mannheim	100.00	25	DEM
ABB Transformatoren GmbH, Bad Honnef	100.00	16300	DEM
ABB Treasury Services GmbH, Frankfurt	100.00	100	DEM
ABB Utilities GmbH, Mannheim	100.00	14775	EUR

ABB Wirtschaftsbetriebe GmbH, Mannheim	100.00	500	DEM

GREECE
Asea Brown Boveri S.A., Metamorphossis Attica	100.00	1182	EUR
SAE Hellas A.E., Società Anonima Tecnica Elettrificazione, Athens	100.00	1000	EUR
ABB Trade S.A., Metamorphossis Attica	99.99	2059	EUR
Wind Park of Rhodes SA, Rhodes	90.00	30000	GDR
WRE Hellas SA, Athens	100.00	477000	GDR

HONG KONG
ABB (Hong Kong) Ltd., Hong Kong	100.00	20000	HKD
ABB Asia Pacific Ltd., Hong Kong	100.00	4249	HKD
ABB Asia Pacific Services Ltd., Hong Kong	100.00	1000	HKD
Industrial and Building Systems (H.K.) Limited, Hong Kong	100.00	6000	HKD

INDIA
ABB Limited, Bangalore	52.11	423817	INR
ABB Holdings (South Asia) Ltd., Bangalore	100.00	205930	INR
ABB Industrial IT Development Center Limited, Bangalore	100.00	4500	INR

INDONESIA
PT ABB Bailey, Jakarta	100.00	1000	USD
PT ABB Batam	100.00	520511	IDR
PT ABB Installation Materials, Jakarta	95.00	3655000	IDR
PT ABB Sakti Industri, Jakarta	51.00	4000	USD
PT ABB Transmission and Distribution, Jakarta	60.00	11050	USD
PT Vetco Gray Indonesia, Jakarta	100.00	5600	IDR

IRAN, ISLAMIC REPUBLIC OF
ABB (P.J.S.C.), Teheran	100.00	6444000	IRR
ABB Petroleum Equipment Industries Company (PJSC), Tehran	65.00	1680000	IRR

IRELAND
ABB Ltd, Dublin	100.00	2871	EUR
ABB Holdings Ireland Ltd., Dublin	100.00	635	EUR
ABB Transformers Ltd., Waterford	100.00	2316	EUR
Rialto Cables & Plastics Ltd., Dublin	75.00	10	IEP
Wessel Energy Cables Ltd., Dublin	75.00	0	IEP
Wessel Cable Ltd., Longford	75.00	2401	IEP
Wessel Industries Holdings Ltd., Dublin	75.00	6400	IEP
Wessel Industries Ltd., Dublin	75.00	689	IEP
Wessel Promotion Ltd., Dublin	75.00	61	IEP
Wessel (R&D) Ltd., Dublin	75.00	0	IEP

ISRAEL
ABB Technologies Ltd., Tirat Carmel	99.99	420	ILS

ITALY
ABB S.p.A., Milan	100.00	22000	EUR
ABB SACE S.p.A., Sesto S. Giovanni (MI)	100.00	60000	EUR
ABB Reno De Medici s.r.l. Milan	60.00	41	EUR
ABB Corporate Administration & Properties S.p.A., Milan	99.98	7142	EUR
Euroenergetica srl, Milano	100.00	10	EUR
ABB Estense Service S.p.A., Ferrara	51.00	196	EUR
ABB Installazioni S.p.A., Milan	99.99	500	EUR
ABB Corporate Service s.r.l., Milan	100.00	650	EUR
ABB Lummus Global Italia S.r.l., Milan	100.00	99000	ITL
ABB Trasmissione & Distribuzione S.p.A., Milan	100.00	35000	EUR
PR.ENER.CA Ceresio S.r.l., Milan	100.00	12	EUR
ABB Group Service Center srl., Milano	100.00	650	EUR
SACEM-Sarda Costruzioni e Montaggi Industriali S.p.A., Milan	100.00	516	EUR
ABB Servomotors S.r.l., Milan	100.00	1291	EUR
ABB Process Solutions & Services SPA, Milan	100.00	8500	EUR
ABB Energy Automation S.p.A., Milan	100.00	15492	EUR
Telesafe Energy S.r.l., Massa	51.00	93	EUR
ABB Vetco Gray Italia S.R.L., Milan	100.00	23700	ITL

JAPAN
ABB K.K., Tokyo	100.00	1000000	JPY

JORDAN
ABB Ltd. Jordan, Amman	100.00	350	JOD
ABB Near East Trading Ltd., Amman	95.00	30	JOD

KAZAKHSTAN
ABB Ltd., Almaty	100.00	300	USD

KENYA
Asea Brown Boveri Ltd., Nairobi	100.00	15500	KES

KOREA, REPUBLIC OF
ABB Ltd., Seoul	100.00	18670000	KRW

KUWAIT
ABB Engg. Technologies Co. (KSCC), Safat	49.00	100	KWD

LEBANON
ABB Electrical Co. S.A.L., Beirut	67.00	155000	LBP

LITHUANIA
ABB UAB, Vilnius	100.00	1554	LTL

MALAYSIA
ABB Holdings Sdn. Bhd., Subang Jaya	100.00	4490	MYR
ABB Industrial and Building Syst. Sdn. Bhd., Subang Jaya	100.00	3000	MYR
ABB Malaysia Sdn Bhd, Subang Jaya	100.00	3500	MYR
ABB Manufacturing Sdn. Bhd., Subang Jaya	49.00	700	MYR
ABB Sapura Sdn.Bhd., Kuala Lumpur	49.00	500	MYR
ABB Transmission and Distribution Sdn. Bhd., Subang Jaya	66.00	3500	MYR

MALI
Asea Brown Boveri Mali, Bamako	100.00	5000	XOF

MALTA
ABB Lummus Malta Limited, Floriana	100.00	100	EUR

MAURITIUS
Asea Brown Boveri Ltd., Port Louis	51.00	3000	MUR
ABB International Holdings Ltd., Port Louis	100.00	0	USD
ABB Lummus Crest Mauritius, Port Louis	100.00

MEXICO
Asea Brown Boveri S.A. de C.V., Tlalnepantla	100.00	419096	MXN
Entrelec SA de CV, Nuevo Leon	100.00	1000	MXN
ABB Mexico S.A. de C.V., Tlalnepantla	100.00	156618	MXN
ABB Vetco Gray Mexico S.A. de C.V., Santa Clara Coatitla	100.00	25800	USD
Komposit Asia Pacific Limited, Labuan	100.00	300	MYR

MOROCCO
Asea Brown Boveri S.A., Casablanca	100.00	5400	MAD

MOZAMBIQUE
ABB Tecnel Limitada, Maputo	60.00	3307500	MZM

NAMIBIA
Asea Brown Boveri (Pty) Ltd., Windhoek	100.00	3036	NAD

NETHERLANDS
ABB Holdings BV, Amsterdam	100.00	119	EUR
ABB Capital, B.V., Amsterdam	100.00	20000	NLG
Lummus JSC Russia B.V. The Hague	100.00	100	NLG
Elsag Bailey Hartmann & Braun Nederland BV, Delft	100.00	476	EUR
ABB Entrelec BV, Hengelo	100.00	25	EUR
ABB Equity BV, Amsterdam	100.00	150	EUR
ABB Equity Ventures B.V., Amsterdam	100.00	40	NLG
ABB Finance B.V., Amsterdam	100.00	40	NLG
ABB Financial Services B.V., Amsterdam	100.00	16786	NLG
ABB Power Investment (India) B.V., Amsterdam	100.00	40	NLG
ABB Lummus Global B.V., The Hague	100.00	12000	NLG
ABB Lummus Heat Transfer B.V., The Hague	100.00	361	NLG
ABB Lummus Project Participations B.V., The Hague	100.00	18	EUR
Lummus Contracting B.V., The Hague	100.00	40	NLG
Maynard BV, Breda	100.00	21	EUR
Novolen Technology Holding, C.V., The Hague	80.00
ABB New Ventures B.V., Amstelveen	100.00	200	EUR
ABB Energy Ventures Projects B.V., Amsterdam	100.00	40	NLG
ABB Payment Services B.V., Amstelveen	100.00	100	EUR
ABB SattLine BV, Etten-Leur	100.00	45	EUR
ABB Structured Finance Investment BV, Amstelveen	100.00	40	NLG

NEW ZEALAND
ABB Limited, Auckland	100.00	34000	NZD
ABB Maintenance Services Limited, Auckland	100.00	1	NZD

NIGERIA
ABB NG Ltd., Ikeja/Lagos	60.00	5671	NGN
ABB Electrical Systems Ltd., Lagos	90.00	56000	NGN
ABB Oil & Gas Nigeria Ltd., Lagos	60.00	4970	NGN
ABB Lummus Global Nigeria Ltd., Nigeria	60.00	2000	NGN
ABB Powerlines Limited., Lagos	52.23	5000	NGN
Vetco Gray Nigeria Limited, Port Harcourt	60.00	337	NGN

NORWAY
ABB Holding AS, Billingstad	100.00	800000	NOK
ABB Gas Technology AS, Bergen	52.00	1494	NOK
ABB Industri og Offshore AS, Billingstad	100.00	50	NOK
J.P. Kenny AS, Forus	100.00	6629	NOK
Nordisk Eiendomsforvaltning AS, Billingstad	100.00	500000	NOK
ABB Offshore Systems AS, Billingstad	100.00	900000	NOK
ABB Vetco Gray AS, Stavanger	100.00	500	NOK

OMAN
ABB LLC, Al Hamriya	65.00	150	OMR

PAKISTAN
ABB (Pvt) Ltd., Lahore	100.00	31966	PKR

PANAMA
ABB S.A., Panama	100.00	100	USD
Tradeinvest Centroamericana S.A., Panama	99.74	2000	USD

PAPAUA, NEW GUINEA
EPT (PNG) Limited, Port Moresby	100.00	0	PGK
ABB James Watt (PNG) Limited, Regents Park, NSW	100.00	0	PGK

PERU
Asea Brown Boveri S.A., Lima	99.99	17152	PEN

PHILIPPINES
Asea Brown Boveri Inc., Paranaque, Metro Manila	100.00	123180	PHP

POLAND
ABB Sp. zo.o., Warsaw	96.01	208843	PLN
Entrelec Polzka Sp. zo.o., Leborska	100.00	900	PLN
ABB Instal Sp. zo.o., Wroclaw	100.00	34200	PLN
ABB Zamech Gazpetro Sp. zo.o., Elblag	100.00	68290	PLN
ABB Zamech Marine Sp. zo.o., Elblag	100.00	7000	PLN

PORTUGAL
ABB S.G.P.S, S.A., Amadora	100.00	4117	EUR
ABB Stotz Kontakt Eléctrica, Unipessoal, Lda., Porto	100.00	700	EUR
SGIE 2000 - Consultores em Organizaçao Industrial S.A., Lisboa	100.00	400	EUR

ROMANIA
ABB SRL, Bucharest	100.00	2300	USD

RUSSIA
Asea Brown Boveri Ltd., Moscow	100.00	333	USD
ABB El Bushing Ltd., Moscow	100.00	1700	USD
ABB Communications and Information Systems Ltd., Moscow	100.00	200	USD
ABB Electroengineering Ltd., Moscow	100.00	2100	USD
ABB Energosvyaz LLC, Moscow	100.00	3	USD
ABB Industrial and Building Systems Ltd., Moscow	100.00	4000	USD
ABB Moskabel Ltd., Moscow	100.00	7500	USD
000 ABB Lummus Global, Moscow	100.00	10	RUR
ABB Moselectro Ltd., Moscow	100.00	2000	USD
ABB Automation LLC, Moscow	76.20	2200	USD

ABB UETM Ltd., Ekaterinburg	100.00	2740	USD

SAUDI ARABIA
ABB Contracting Company Ltd., Riyadh	65.00	10000	SAR
ABB Electrical Industries Ltd., Riyadh	65.00	59000	SAR
ABB Automation Co. Ltd., Riyadh	65.00	10250	SAR
Electrical Materials Center, Riyadh		500	SAR
Saudi SAE Technical Construction Co. Ltd., Riyadh	99.99	10000	SAR
ABB Service Co. Ltd., Al Khobar	65.00	2000	SAR

SENEGAL
ABB Technologies S.A., Dakar	100.00	475200	XOF

SERBIA AND MONTENEGRO
ABB d.o.o., Belgrade	100.00	5	USD

SINGAPORE
ABB Agencies Pte. Ltd., Singapore	100.00	410	SGD
Entrelec Asia, Singapore	100.00	200	SGD
ABB Holdings Pte. Ltd., Singapore	100.00	25597	SGD
ABB Industry Pte. Ltd., Singapore	100.00	6845	SGD
ABB Offshore Systems Pte. Ltd., Singapore	100.00	894	SGD
ABB Support Pte. Ltd., Singapore	100.00	11000	SGD
ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore	100.00	10000	USD

SLOVAKIA
ABB s.r.o., Bratislava	100.00	9289	SKK
ABB Elektro s.r.o., Bratislava	100.00	10000	SKK
ABB Komponenty s.r.o., Kosice	100.00	40066	SKK

SLOVENIA
ABB D.o.o., Ljubljana	100.00	300	USD

SOUTH AFRICA
ABB Holdings (Pty) Ltd., Sunninghill	80.00	4050	ZAR
Desta Power Matla Holdings (Pty) Ltd., Pretoria	19.96		ZAR
Desta Power Matla (Pty) Ltd., Pretoria	29.98	22	ZAR
ABB Karebo Manufacturers (Pty), Midrand	48.00	4000	ZAR
Primkop Airport Management (Pty) Ltd., Nelspruit	90.00	4000	ZAR
ABB Powertech Transformers (Pty) Ltd., Pretoria	40.00	128	ZAR
ABB South Africa (Pty) Ltd., Sunninghill	80.00	5000	ZAR

SPAIN
Asea Brown Boveri S.A., Madrid	100.00	5543595	ESP
ABB Automation Products S.A., Barcelona	100.00	5234	EUR
ABB Sistemas Industriales S.A., San Quirze del Vallés	100.00	910000	ESP
ABB Stotz Kontakt, S.A., Getafe	100.00	3030	EUR
ABB Power Technology S.A., Zaragoza	100.00	2484530	ESP

SWEDEN
ABB Participation AB, Västerås	100.00	2344783	SEK
ABB AB, Västerås	100.00	400000	SEK
ABB Construction AB, Västerås	100.00	10000	SEK
ABB CSC Finance AB, Stockholm	100.00	500	SEK
Romania Invest AB, Västerås	75.00	100	SEK
AB Cythere 61, Västerås	100.00	100	SEK
AB Electro-Invest, Västerås	100.00	24000	SEK
ABB Industriunderhåll AB, Degerfors	51.00	300	SEK
ABB Fastighet AB, Västerås	100.00	3000	SEK
ABB Virkestorkar AB, Skellefteå	100.00	1000	SEK
ABB Industriservice AB, Uppsala	91.00	1000	SEK
ABB Insurance Holding Sweden AB, Stockholm	100.00	100	SEK
ABB Norden Holding AB, Stockholm	100.00	459000	SEK
ABB Automation Technologies AB, Västerås	100.00	280000	SEK
ABB Power Technologies AB, Ludvika	100.00	260000	SEK

ABB I-R Waterjet AB, Ronneby	51.00	6000	SEK
ABB Structured Finance Investment AB, Stockholm	100.00	100	SEK
ABB Hälsan AB, Västerås	100.00	6800	SEK
ABB TD Finance AB, Stockholm	100.00	100	SEK
ABB Financial Services AB, Sollentuna	100.00	50000	SEK
ABB Financial Holding AB, Västerås	100.00	100	SEK

SWITZERLAND
ABB Ltd, Zurich	100.00	5175787	CHF
ABB Asea Brown Boveri Ltd., Zurich	100.00	2768000	CHF
ABB Schweiz Holding AG, Baden	100.00	200000	CHF
ABB Insurance Brokers AG, Baden	100.00	100	CHF
ABB AP Trading & Engineering AG, Zurich	100.00	100	CHF
ABB Automation Technologies Management Ltd., Zurich	100.00	100	CHF
ABB Credit, Baden	100.00
ABB Dicoesa, Belfaux	100.00	5000	CHF
ABB Energy Engineering AG, Zurich	100.00	100	CHF
ABB MEA Participation Ltd., Zurich	100.00	1000	CHF
ABB Energy Services International Ltd., Zurich	100.00	100	CHF
ABB Information Systems Ltd., Zurich	100.00	500	CHF
ABB Handels- und Verwaltungs AG, Zurich	100.00	1000	CHF
ABB Intra AG, Zurich	100.00	100	CHF
ABB Immobilien AG, Baden	100.00	20000	CHF
ABB International Services AG, Zurich	100.00	1000	CHF
Micafil AG, Zurich	100.00	4000	CHF
ABB Oil, Gas and Petrochemicals Management Ltd., Zurich	100.00	100	CHF
ABB International Marketing Ltd., Zurich	100.00	1000	CHF
ABB Power Technologies Management Ltd., Zurich	100.00	100	CHF
ABB Research Ltd., Zurich	100.00	100	CHF
ABB Sécheron S.A., Satigny	99.97	22000	CHF
ABB Technology Ltd., Zurich	100.00	100	CHF
ABB Turbo-Systems Holding Ltd., Baden	100.00	40000	CHF
ABB Turbo-Systems AG, Baden	100.00	10000	CHF

TAIWAN
ABB Ltd., Taipei	100.00	200000	TWD

TANZANIA, UNITED REPUBLIC
Asea Brown Boveri Ltd., Dar Es Salaam	100.00	141000	TZS
ABB Tanelec Ltd., Arusha	70.00	2196591	TZS

THAILAND
ABB LIMITED, Bangkok	100.00	784000	THB
Asea Brown Boveri Holding Ltd., Samutprakarn	100.00	1100	THB
ABB Bailey Limited, Ladyao Jatuchak	98.00	9800	THB

TUNISIA
L’Ebenoid Production, Tunisie	100.00	180000	TDN
ABB Maghreb Services S.A., Tunis	100.00	83	USD

TURKEY
ABB Holding A.S., Istanbul	99.95	12844	USD
ABB Elektrik Sanayi A.S., Istanbul	99.94	10568	USD

UGANDA
ABB Ltd., Kampala	100.00	20	USD

UKRAINE
ABB Ltd., Kiev	100.00	5860	USD

UNITED ARAB EMIRATES
ABB Energy Automation S.p.A., Abu Dhabi	100.00
ABB Transmission & Distribution Ltd., Abu Dhabi	49.00	150	AED
ABB Industries (L.L.C), Dubai	49.00	5000	AED

UNITED KINGDOM
ABB Credit Ltd., London	100.00		USD
ABB Consultancy Services Ltd., Hants	99.80	50	GBP
Elsag Bailey Ltd., Telford	100.00	6187	GBP
ABB Equity Development Company Ltd., London	100.00	0	GBP
ABB Equity Ventures (UK) Ltd., London	100.00
ABB Equity Limited, Guernsey	100.00	10	GBP
ABB Eurofin Limited, Guernsey	100.00	1000	EUR
ABB Equity Ventures (Jersey) Ltd., Jersey	100.00	0	USD
ABB Holdings Ltd., London	100.00	74366	GBP
ABB International Finance Limited, Guernsey	100.00	230	USD
ABB Insurance Limited, Guernsey	100.00	4000	USD
ABB IOP Services Ltd., Surrey	100.00	1	GBP
ABB Investments Ltd., London	100.00	13	GBP
ABB Instrumentation Ltd., St. Neots	100.00	2280	GBP
ABB Lummus Crest Ltd., Redhill	100.00	1	GBP
Lighting for Staffordshire Holdings Ltd., Staffordshire	60.00	10	GBP
Lighting for Staffordshire Ltd., Staffordshire	60.00	10	GBP
ABB Lutech Resources Ltd., Redhill	100.00	1	GBP
GN Novinvest Ltd., St. Helier	100.00	100	CHF
ABB Transinvest Limited, St. Helier, Guernsey	100.00	3641	CHF
West Africa Completion Services Ltd., London	100.00	1	GBP

UNITED STATES
Asea Brown Boveri Inc., Norwalk, CT	100.00	2	USD
ABB Barranquilla Inc., Princeton, NJ	100.00	0	USD
ABB Capital (USA) LLC, Delaware	100.00	250	USD
Combustion Engineering Inc., Norwalk, CT	100.00	1	USD
Connecticut Valley Claims, CT	100.00	1
DLI Engineering Corp., Bainbridge Island	100.00
ABB Susa/Dillingham, North Brunswick	55.00	0
ABB Equity Ventures Inc., Princeton, NJ	100.00	0
ABB Financial Services Inc., Norwalk, CT	100.00	1	USD
ABB Holdings Inc., Norwalk	100.00	2	USD
ABB Investments LLC, Norwalk, CT	100.00	0
ABB Susa/Brown & Root, North Brunswick	51.00
ABB Susa/KDL, North Brunswick	51.00
KOMPOSIT AMERICAS Risk Management, Consultancy & Insurance Brokerage Serv. California	100.00
Lummus Catalyst Company, Bloomfield, NJ	100.00	0	USD
ABB Finance Inc., Norwalk, CT	100.00	0	USD
ABB Lummus Global Overseas Corporation, Bloomfield, NJ	100.00	1	USD
ABB Prospects Inc., Norwalk	100.00
ABB Susa Inc., North Brunswick, NJ	100.00	1999	USD
Camelot IS-2 International, Inc. D/B/A Skyva International, Wickliffe	99.97	20693988	USD
ABB Semiconductors Inc., Norwalk, CT	100.00	1	USD
ABB Susa/Cegaz, North Brunswick	62.50
ABB Susa International Inc., North Brunswick, NJ	100.00	1	USD
ABB Treasury Center USA Inc., Norwalk, CT	100.00	0	USD

URUGUAY
ABB CL Logistic S.A., Montevideo	100.00	125	UYU

UZBEKISTAN
ABB CHTZ Closed Joint Stock Company, Chirchik	68.00	860	USD
ABB Tamir Ltd., Nurabad	51.00	2500	USD

VENEZUELA
Asea Brown Boveri S.A., Caracas	100.00	4899373	VEB
ABB Servicios Vetco Gray de Venezuela C.A., Las Morochas	100.00	50	VEB
ABB Vetco Gray de Venezuela, C.A., Maracaibo	100.00	500	VEB

VIETNAM
ABB Ltd., Hanoi	100.00	12771	USD

ZAMBIA
ABB Ltd., Lusaka	100.00	100	ZMK

ZIMBABWE
ABB (Private) Ltd., Harare	100.00	1000	ZWD